Exhibit 99.1

Slide 1:  Abraxas Petroleum Corporation
Bear Stearns 13th Annual Global Credit Conference, May 18, 2004
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Picture: Hudgins, P.T. 34 #1H, Pecos County, Texas

Slide 2:  Turnaround and Reemerging Growth Story
Abraxas Petroleum Corporation
         o  AMEX:ABP
         o  Basic shares outstanding - 36.3 million
         o  Average trading volume 2004 - 585,200 shares per day
         o  Operations in Western Canada, Texas and Wyoming
Natural gas
         o  Approximately 80%
Quality assets
         o  High ownership interests
         o  Operations
         o High producing rates per well oLarge acreage positions oSubstantial upside

Slide 3:  Results 2003
Sold 35% proved reserves
         o  Retained all undeveloped acreage
Reduced debt 45%
Reduced cash interest 90%
Positioned Company to develop upside
         o  Increased production 26%
                    2003 production replacement 225%
                    Increase proved reserves 8%
                    All in finding & developing cots $1.15 Mcfe
         o  Substantial incremental reserves indicated by drillbit successes
Picture:  Caroline, Alberta, Canada

Slide 4:  Goals 2004
Continue to:
Improve balance sheet
         o  Eliminate restrictive debt covenants
Develop upside
         o  Continue to grow production
               graph showing increase each quarter from Q1 2003 through Q1 2004 Maximize shareholder value
Picture:  Henson Gas Unit #2H, South Texas

Slide 5:  Continue Proving Upside
Map of Canada showing following areas:
Ladyfern, British Columbia
Widewater, Alberta
Peace River Arch, Alberta
Caroline, Alberta

Slide 6:  Ladyfern, British Columbia, Canada
Well Location Map Shown

Offsets largest gas discovery in North America in many years 23,262 acres (5,952 net acres)
2003 activity
         o  4 new wells drilled (75% success) (marked on map)
         o  1 horizontal re-entry of a 2002 well
         o Added compression to reduce line pressures and increase production 2004 activity
         o  2 horizontal wells on production, 6 MMcfpd (marked on map)

Slide 7:  Widewater, Alberta, Canada
Well Location Map Shown
2003 activity
         o Tied in 2 wells originally drilled in 1999 (marked on map) 2004 activity
         o  Wells currently plant limited at 3.5 MMcfpd
         o  7 additional wells can be tied in (marked on map)
         o  29,600 acres for further development, 100% WI

Slide 8:  Peace River Arch, Alberta, Canada
2 Well Location Maps Shown
30,880 acres 64% WI
2003 activity
         o  1 farmout well
         o 5 100% Grey Wolf wells (marked on map) 2004 activity o 2 100% Grey Wolf wells (marked on map) o Install waterflood

Slide 9:  Caroline, Alberta, Canada
Well Location Map Shown
19,520 acres, 85% WI
Most acreage subject to AMI/ farmout (100% carry for 40% WI)
2003 activity
         o  Drilled 6 wells farmout wells (marked on map)
2004 planned activity
         o  Continue farmout
         o  3 successful wells drilled year-to-date (marked on map)

Slide 10:  Continue Proving Upside
Map of the United States showing following areas:
Brooks Draw, Wyoming
West Texas
South Texas

Slide 11:  Brooks Draw, Wyoming
Well Location Map Shown
5 producing horizontal wells (marked on map)
53,500 acres, long-term leases
100% working interest
2 identified locations to test 3D (marked on map)
One well drilled in 2004 on long-term production test

Slide 12:  West Texas
Area  Map Shown
Proved reserves as of 12/31/03 - 71.1 Bcfe (59% of total)
Working interest average of 74% in 158 wells
Focus going forward - continued development of deep Devonian/Montoya gas and oil in Clearfork Slope
80 identified drilling locations (36 PUD's)
2003 activity
         o  3 Montoya horizontal wells on production
         o  17,000' vertical well on production
         o  Devonian horizontal well on production at SW Oates
         o Clearfork Slope discovery, 2 wells on production, 2 wells drilling

Slide 13:  South Texas
Area  Map Shown
Proved reserves as of 12/31/03 - 28.6 Bcfe (24% of total)
Working interest average of 93% in 43 wells
Focus going forward - continued development of horizontal Edwards gas 13 identified drilling locations (11 PUD's)

Slide 14:  Maximize Shareholder Value
Improve balance sheet with target debt/cap of 40% to 60%
         o  Eliminate restrictive debt covenants
Maintain financial flexibility and liquidity

Prioritize large opportunity set of 173 identified drilling locations, 56 of which are PUD's

Slide 15:  Maximize Shareholder Value, Net Asset Value
March 31, 2004                                              MM
--------------                                              --
Proved Reserves (1)                                       $217
Incremental Reserves (128 Bcfe) (2)                        132
Acreage (3)                                                 15
Working Capital(4)                                          (5)
Debt (5)                                                  (170)
                                                         -----
Net Asset Value                                           $189
Shares Outstanding                                        36.3
NAV/Share                                                $5.21

(1) 121 Bcfe valued at SEC PV10 (12/31/03).
(2) Development projects on existing Company acreage requiring $91 mm capital.
(3) Valued by Seaton-Jordan comparable lease sales.
(4) Includes $5.3 mm accrued PIK interest.
(5) Actual debt

Slide 16:  2004 Guidance
Production (Approximately 80% natural gas)
         Gas Equivalents, Bcfe                         8-9
         Exit Rate, MMcfepd                          23-27
Price Differentials from NYMEX
         Gas, $/Mcf                                    .64
         Oil, $/Bbl                                    .86
Lifting Cost
         $/Mcfe, includes production taxes            1.29
G&A
         $/Mcfe                                        .60
CAPEX
         MM$                                          10.0

Hedge Position: 40% production through December 2004 hedged with floors of $4.25- $4.50, $22.00 - $25.00

Slide 17:  Summary Highlights
Niche exploitation and production company
High quality assets with substantial upside
2004 primary corporate goal of continuing to improve the balance sheet while increasing shareholder value
Picture:  Caroline, Alberta, Canada

Slide 18:  Final Slide  www.abraxaspetroleum.com
Picture of gas plant